EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS FIRST QUARTER RESULTS

Highlights for the Quarter ended March 31, 2026:

•
Management and advisory fee revenue of $18.3 million for the quarter ended March 31, 2026, a decrease of 3.7% from the first quarter of 2025.
•
Incentive fees of $18.1 million earned from certain private funds resulting from the expiration of certain trading restrictions associated with their investments in Miami International Holdings (“MIAX”).
•
Operating income (loss) was a loss of $4.3 million (GAAP presentation) and income of $17.1 million for the quarter ended March 31, 2026 (advisor only presentation).
•
Other income of $85.5 million resulting from unrealized gains on investments and equity in earnings of private funds (advisor only presentation).
•
Net income attributable to Horizon Kinetics Holding Corporation of $72.5 million, or $3.89 per common share for the three months ended March 31, 2026.
•
Assets under management (“AUM”) grew to $11.4 billion as of March 31, 2026, an increase of 19% from December 31, 2025.
•
Board of Directors declares a $0.127 per share dividend.

New York, NY – May 15, 2026

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCQX: HKHC) reported financial results for its first quarter of 2026.

The Company's management and advisory fee revenue decreased 3.7% for the first quarter of 2026 resulting from decreases at certain mutual funds, which were partially offset by increases in revenues at our Inflation Beneficiaries ETF ("INFL"). The Company also benefited from incentive fees of $18.1 million earned from private funds during the quarter ended March 31, 2026 resulting from the expiration of certain trading restrictions associated with their investments in MIAX. The economic benefit of these incentive fees is reflected as a lower attribution to redeemable noncontrolling interests in the consolidated financial statements and management and advisory fees in the supplemental "Advisor only" presentation.

The Company's AUM increased to $11.4 billion, or 19%, during the quarter due primarily to the increase in market value of Texas Pacific Land Corporation ("TPL"), which itself increased 65% during the quarter. The impact of the TPL increase was partially offset by decreases in bitcoin related holdings such as Grayscale Bitcoin Trust ("GBTC"), which decreased 23%, and net outflows for the quarter. The outflows were primarily related to redemptions associated with private funds holding MIAX, which were generally expected to see redemptions following the expiration of restrictions.

The Company’s operating expenses included higher commissions and other costs of $6.1 million that were specific to the incremental incentive fees received this quarter.

The first quarter benefited from $192.5 million of investment income held within the Company's consolidated investment products. Our clients' interests in these amounts are reflected in the redeemable noncontrolling interests, which were $135.7 million for the three months ended March 31, 2026.

HKHC shareholders also benefited from $45.6 million of equity in earnings of private funds, net, and $36.2 million of unrealized net gains from investments for the three months ended March 31, 2026. These gains were partially offset by the unrealized losses of $2.8 million for the three months ended March 31, 2026 from its digital asset holdings.

On May 14, 2026, the Company's Board of Directors declared a cash dividend of $0.127 per share, payable on June 17, 2026, to shareholders of record as of the close of business on May 27, 2026.

Conference Call

Peter Doyle and Steve Bregman, Co-Chief Executive Officers, and Mark Herndon, Chief Financial Officer, will host a conference call on Tuesday, May 19, 2026 at 4:15 pm EDT. You may register for the conference call by clicking on the following link:

Tuesday, May 19, 2026 4:15 pm ET

Online Webinar: REGISTER HERE

Phone Access: +1 (415) 655-0052 Access Code: 625-433-372

Only online participants can submit questions during the Webinar.

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Operations

(in thousands)

	Three Months Ended March 31,
	2026	2025

Revenue:
Management and advisory fees	$18,204	$18,908
Other income and fees	89	115
Total revenue	18,293	19,023

Operating expenses:
Compensation and related employee benefits	14,199	9,109
Sales, distribution and marketing	4,960	4,132
Depreciation and amortization	198	437
General and administrative expenses	2,545	2,531
Expenses of consolidated investment products	723	1,095
Total operating expenses	22,625	17,304

Operating income (loss)	(4,332)	1,719

Other income (expense):
Equity earnings, net	10,289	3,051
Interest and dividends	407	491
Other income (expense)	5,866	(51)
Investment and other income (losses) of consolidated investment products, net	190,806	70,267
Interest and dividend income of consolidated investment products	1,649	2,904
Unrealized (loss) gain on digital assets, net	(2,831)	(1,779)
Realized gain on investments, net	358	2,199
Unrealized gain (loss) on investments net	36,153	13,734
Total other income (expense), net	242,697	90,816

Income (loss) from continuing operations before provision for income taxes	238,365	92,535
Income tax (expense) benefit	(30,113)	(10,371)
Income (loss) from continuing operations, net of tax	208,252	82,164
Income (loss) from discontinued operations, net of tax	-	(327)
Net income	$208,252	$81,837
Less: net income attributable to redeemable noncontrolling interests	(135,720)	(58,996)
Net income attributable to Horizon Kinetics Holding Corporation	$72,532	$22,841

Basic and diluted net income per common shares:
Net income from continuing operations	$3.89	$1.25
Net (loss) from discontinued operations	$-	$(0.02)

Net income attributable to Horizon Kinetics Holding Corporation	$3.89	$1.23

Weighted average shares outstanding:
Basic and diluted	18,635	18,635

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Financial Condition

(in thousands)

	March 31,	December 31,
	2026	2025
	(Unaudited)
Assets
Cash and cash equivalents	$36,738	$36,884
Fees receivable, net	8,210	6,575
Investments, at fair value	113,140	76,535
Assets of consolidated investment products
Cash and cash equivalents	41,863	45,493
Investments, at fair value	1,898,360	1,708,395
Other assets	9,622	9,517
Other investments	36,456	21,032
Operating lease right-of-use assets	5,822	6,382
Property and equipment, net	980	395
Prepaid expenses and other assets	9,162	8,603
Due from affiliates	7	10
Digital assets	9,687	12,509
Intangible assets, net	40,924	41,108
Goodwill	23,373	23,373
Total assets	$2,234,344	$1,996,811

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$18,611	$12,149
Accrued third party distribution expenses	642	578
Deferred revenue	60	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	166,785	1,596
Other liabilities	3,286	735
Deferred tax liability, net	94,274	66,345
Due to affiliates	8,541	7,689
Operating lease liability	7,603	8,248
Total liabilities	299,802	97,406

Commitments and contingencies (Note 11)

Redeemable noncontrolling interests	1,525,312	1,560,452

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, 50,000 shares authorized; 18,635 shares issued and outstanding, net of 1 share treasury stock at March 31, 2026 and December 31, 2025, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	368,123	297,846
Total shareholders’ equity	409,230	338,953
Total liabilities, noncontrolling interests, and shareholders’ equity	$2,234,344	$1,996,811

Additional Information about our performance

The Company consolidates certain private funds in order for the consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated funds is presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the Company’s clients’ interests in these consolidated private funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees, including incentive fees, from CIPs are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects an increased revenue growth to $38.9 million, an 84% increase from the first quarter of 2025.

•
The equity in earnings of private funds which results primarily from CIPs that are eliminated from the consolidated presentation as that activity is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings that presents an increase in the value of our holdings within the CIPs.

•
Stockholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of private funds presents lower total assets as a result of excluding the total assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. A portion of the total assets held by private funds continues to relate to economic interests held by Horizon Kinetics Holding Corporation, which is reflected in Other Investments in the presentation below, which increased $69.2 million during the first quarter of 2026 due primarily to the performance of the CIPs.

HORIZON KINETICS HOLDING CORPORATION

Statements of Operations (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	Three Months Ended March 31,
	2026	2025
Revenue:
Management and advisory fees	$38,944	$21,145
Other income and fees	89	115
Total revenue	39,033	21,260

Operating expenses:
Compensation and related employee benefits	14,199	9,109
Sales, distribution and marketing	4,960	4,132
Depreciation and amortization	198	437
General and administrative expenses	2,545	2,567
Expenses of consolidated investment products	-	-
Total operating expenses	21,902	16,245

Operating income	17,131	5,015

Other income (expense):
Equity in earnings of private funds, net	45,561	13,930
Interest and dividends	407	491
Other income (expense)	5,866	(51)
Investment and other income (losses) of consolidated investment products, net	-	-
Interest and dividend income of consolidated investment products	-	-
Unrealized (loss) gain on digital assets, net	(2,831)	(1,779)
Realized gain on investments, net	358	2,199
Unrealized gain (loss) on investments net	36,153	13,734
Total other income (expense), net	85,514	28,524

Income before provision for income taxes	102,645	33,539

Income tax (expense) benefit	(30,113)	(10,371)
Income (loss) from continuing operations, net of tax	72,532	23,168
Income (loss) from discontinued operations, net of tax	-	(327)
Net income (loss)	$72,532	$22,841
Less: net income attributable to redeemable noncontrolling interests	-	-

Net income Attributable to Horizon Kinetics Holding Corporation	$72,532	$22,841

Basic and diluted net income per common shares:
Net income	$3.89	$1.23

Weighted average shares outstanding:
Basic and diluted	18,635	18,635

	Three months ended March 31, 2026
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$38,944	$-	$(20,740)	$18,204
Other income and fees	89	-	-	89
Total revenue	39,033	-	(20,740)	18,293

Operating expenses:
Compensation and related employee benefits	14,199	-	-	14,199
Sales, distribution and marketing	4,960	-	-	4,960
Depreciation and amortization	198	-	-	198
General and administrative expenses	2,545	-	-	2,545
Expenses of consolidated investment products	-	704	19	723
Total operating expenses	21,902	704	19	22,625

Operating income	17,131	(704)	(20,759)	(4,332)

Other income (expense):
Equity in earnings of private funds, net	45,561	-	(35,272)	10,289
Interest and dividends	407	-	-	407
Other income (expense)	5,866	-	-	5,866
Investment and other income (losses) of consolidated investment products, net	-	190,806	-	190,806
Interest and dividend income of consolidated investment products	-	1,649	-	1,649
Unrealized (loss) gain on digital assets, net	(2,831)	-	-	(2,831)
Realized gain on investments, net	358	-	-	358
Unrealized gain (loss) on investments net	36,153	-	-	36,153
Total other income (expense), net	85,514	192,455	(35,272)	242,697

Income (loss) before provision for income taxes	102,645	191,751	(56,031)	238,365

Income tax (expense) benefit	(30,113)	-	-	(30,113)

Net income (loss)	$72,532	$191,751	$(56,031)	$208,252
Less: net income attributable to redeemable noncontrolling interests	-	(159,478)	23,758	(135,720)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$72,532	$32,273	$(32,273)	$72,532

HORIZON KINETICS HOLDING CORPORATION

Statements of Financial Condition (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	March 31,	December 31,
	2026	2025
Assets
Cash and cash equivalents	$36,738	$36,884
Fees receivable	9,877	8,154
Investments, at fair value	113,140	76,535
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other investments	289,242	220,065
Operating lease right-of-use assets	5,822	6,382
Property and equipment, net	980	395
Prepaid expenses and other assets	9,162	8,603
Due from affiliates	16	20
Digital assets	9,687	12,509
Intangible assets, net	40,924	41,108
Goodwill	23,373	23,373
Total Assets	$538,961	$434,028

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$18,611	$12,149
Accrued third party distribution expenses	642	578
Deferred revenue	60	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Other liabilities	-	-
Deferred tax liability, net	94,274	66,345
Due to affiliates	8,541	7,689
Operating lease liability	7,603	8,248
Total Liabilities	129,731	95,075

Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, 50,000 shares authorized; 18,635 shares issued and outstanding, net of 1 share treasury stock at March 31, 2026 and December 31, 2025, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	368,123	297,846
Total Shareholders’ Equity	409,230	338,953
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$538,961	$434,028

	March 31, 2026
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$36,738	$-	$-	$36,738
Fees receivable, net	9,877	-	(1,667)	8,210
Investments, at fair value	113,140	-	-	113,140
Assets of consolidated investment products
Cash and cash equivalents	-	41,863	-	41,863
Investments, at fair value	-	1,898,360	-	1,898,360
Other assets	-	9,622	-	9,622
Other investments	289,242	-	(252,786)	36,456
Operating lease right-of-use assets	5,822	-	-	5,822
Property and equipment, net	980	-	-	980
Prepaid expenses and other assets	9,162	-	-	9,162
Due from affiliates	16	-	(9)	7
Digital assets	9,687	-	-	9,687
Intangible assets, net	40,924	-	-	40,924
Goodwill	23,373	-	-	23,373
Total assets	$538,961	$1,949,845	$(254,462)	$2,234,344

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$18,611	$-	$-	$18,611
Accrued third party distribution expenses	642	-	-	642
Deferred revenue	60	-	-	60
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	166,800	(15)	166,785
Other liabilities	-	4,947	(1,661)	3,286
Deferred tax liability, net	94,274	-	-	94,274
Due to affiliates	8,541	-	-	8,541
Operating lease liability	7,603	-	-	7,603
Total liabilities	129,731	171,747	(1,676)	299,802
Commitments and contingencies

Redeemable noncontrolling interests	-	1,570,085	(44,773)	1,525,312

Equity interests	409,230	208,013	(208,013)	409,230
Total liabilities, noncontrolling interests, and shareholders’ equity	$538,961	$1,949,845	$(254,462)	$2,234,344

Non-GAAP Measures

In discussing financial results, the Company presented tables without the consolidation of certain private funds which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCQX: HKHC) primarily offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm’s offices are located in New York City, White Plains, New York, and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com